EXHIBIT 10.2

                             INVESTORS TITLE COMPANY

                   2001 STOCK OPTION AND RESTRICTED STOCK PLAN

                       STOCK APPRECIATION RIGHTS AGREEMENT


         THIS STOCK APPRECIATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of May 17, 2006, by and between Investors Title Company, a North Carolina corporation (the "Company"), and NAME OF DIRECTOR, a director of the Company (the "Grantee"):

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Company recognizes the value to it of the services of the Grantee and desires to provide the Grantee with an incentive to remain as a director of the Company and an opportunity to acquire common stock of the Company, so that the Grantee may acquire or increase a proprietary interest in the Company's success, and

         WHEREAS, the Company desires to award the Grantee stock appreciation rights ("SARs") under Article III of the Company's 2001 Stock Option and
Restricted Stock Plan, as amended and restated effective May 17, 2006 (the "Plan"), and the Grantee desires to accept such SARs in accordance with the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and intending to be legally bound hereby, the parties agree as follows:

         1. Grant of SARs. Subject to the terms and conditions of this Agreement and the Plan, the Company hereby awards to the Grantee NUMBER (XX) SARs at an exercise price of _________________ Dollars ($XXXX) per SAR (the "Exercise
Price"). Each SAR gives the Grantee the right upon exercise of the SAR in accordance with the terms and conditions of this Agreement and the Plan, to receive an amount equal to the difference between (i) the fair market value (as defined in Section 2.2(b) of the Plan) of one (1) share of the Company common stock as of the exercise date, and (ii) the Exercise Price. Upon exercise, such amount shall be payable to the Grantee in shares of the Company common stock (the "Shares") in a single payment as soon as administratively practicable (but in no event later than [THIRTY (30)] days) following the exercise date. The number of Shares to be delivered to the Grantee shall equal (x) the amount payable to the Grantee upon exercise of the SARs divided by (y) the fair market value (as defined in Section 2.2(b) of the Plan) of one share of the Company common stock as of the exercise date, with cash payable for any fractional share. The grant of these SARs has been duly authorized by the Committee that administers the Plan, as established by the Board of Directors of the Company pursuant to Section 1.3 of the Plan (the "Committee").

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         2. Vesting and  Exercisability of SARs. The SARs shall vest in four (4)
quarterly installments if the Grantee continues to provide services as a director of the Company through each of the vesting dates as follows:

                                                 Number of SARs
          Vesting Date                      that become Exercisable
-------------------------------  ----------------------------------------------
June 30, ___                     one-fourth (1/4) of Shares covered by the SARs
September 30, ____               one-fourth (1/4) of Shares covered by the SARs
December 31, ____                one-fourth (1/4) of Shares covered by the SARs
March 31, ____                   one-fourth (1/4) of Shares covered by the SARs

Notwithstanding the foregoing, all SARs granted hereunder shall fully vest in the event of the Grantee's death.

         The SARs granted hereunder shall become exercisable (1) at any time on or after the first anniversary of the date of this Agreement or, (2) if earlier, upon termination of the Grantee's services as a director of the Company but only to the extent vested at the time of such termination, and shall remain exercisable until the expiration of the SARs. Unless sooner terminated as provided in the Plan or in paragraph 5 hereof, all vested SARs shall terminate, and all rights of the Grantee hereunder shall expire, at the close of business on the seventh anniversary of the date of this Agreement.

         3. Transfer of SARs. The SARs may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of descent or distribution, unless otherwise agreed by the Committee.

         4. Adjustments. If the shares of common stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split in which the Company is the surviving entity, the aggregate number of SARs and the Exercise Price shall be appropriately and proportionately adjusted in the manner provided in the Plan.

         5. Termination of SARs. The SARs hereby granted shall terminate and be of no force or effect upon the happening of the first to occur of the following events:

                  (a)  expiration  of  three   (3)  months  after  the  date  of
         termination of the Grantee's service as a director of the Company for any reason other than the death of the Grantee;

                  (b) expiration of twelve (12) months after the death of the Grantee while serving as a director of the Company;

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                  (c)  occurrence of any event  described in paragraph 10 hereof that causes a  termination  of  the SARs; or

                  (d) the close of business on the seventh anniversary of the date of this Agreement.

         Any SARs that may be exercised for a period following termination of the Grantee's service as a director may be exercised only to the extent such SARs were vested immediately before such termination and in no event after the SARs would expire by their terms without regard to such termination.

         6. Method of Exercise. The SARs shall be exercised by delivery to the Company at its principal place of business of a written notice, at least three
(3) business days prior to the proposed date of exercise, which notice shall:

                  (a) state the election to exercise the SARs, the number of SARs which are being exercised, and the name, address, and social security number of the person in whose name the stock certificate or certificates for the Shares to be issued in connection with the exercise of the SARs are to be registered;

                  (b) contain any such representations and agreements as to Grantee's investment intent with respect to such Shares as shall be reasonably required by the Committee pursuant to paragraph 8 hereof; and

                  (c) be signed by the person entitled to exercise the SARs, and if the SARs are being exercised by any person or persons other than the Grantee, be accompanied by proof, satisfactory to the Committee, of the right of such person or persons to exercise the SARs.

         After receipt of such notice in a form satisfactory to the Committee, the Company shall deliver to the Grantee a certificate or certificates representing the Shares acquired hereunder, provided, that if any law or regulation requires the Company to take any action with respect to the Shares specified in such notice before the issuance thereof, the date of delivery of such Shares shall be extended for the period necessary to take such action.

         7. Rights of a Shareholder. The Grantee shall not be deemed for any purpose to be a shareholder of the Company with respect to any Shares covered by the SARs unless the SARs shall have been exercised in the manner provided herein. No adjustment will be made for dividends or other rights where the record date is prior to the date of exercise. Upon the exercise of the SARs as provided herein and the issuance of the certificate or certificates evidencing the Shares covered thereby, the Grantee shall have all the rights of a shareholder of the Company, including the right to receive all dividends or other distributions paid or made with respect to such Shares.

         8. Compliance with Securities Laws. The Grantee recognizes that any registration of the Shares issuable pursuant to the SARs under applicable federal and state securities laws, or actions to qualify for applicable exemptions from such registrations, shall be at the option of the Company. The Grantee acknowledges that, in the event that no such registrations are undertaken and the Company relies on exemptions from such registrations, the Shares shall be issued only if the Grantee qualifies to receive such Shares in accordance with the exemptions from registration on which the Company relies and that, in connection with any issuance of certificates evidencing such shares, the Board of Directors may require appropriate representations from the Grantee and take such other action as the Board of Directors may deem necessary, including but not limited to placing restrictive legends on such certificates and placing stop transfer instructions in the Company's stock transfer records, or delivering such instructions to the Company's transfer agent, in order to assure compliance with any such exemptions. Notwithstanding any other provision of the Plan or this Agreement (i) no Shares will be issued upon any exercise of the SARs unless and until such Shares have been registered under all applicable federal and state securities laws or unless, in the opinion of counsel satisfactory to the Company, all actions necessary to qualify for exemptions from such registrations shall have been taken and (ii) the Company shall have no obligation to undertake such registrations or such actions necessary to qualify for exemptions from registrations and shall have no liability whatsoever for not doing so.

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         9.  Rule  144.  The  Grantee  acknowledges  that,  notwithstanding  any registration of the SARs and the Shares issuable upon exercise of the SARs under the Securities Act of 1933 or under the securities laws of any state, if, at the time of exercise of the SARs, he is deemed to be an "affiliate" of the Company as defined in Rule 144 of the Securities and Exchange Commission, any Shares acquired hereunder will nevertheless be subject to sale only in compliance with Rule 144 (but without any holding period) or pursuant to an effective registration statement under the Securities Act of 1933, and that the Company shall take such action as it deems necessary or appropriate to assure such compliance, including, to the extent it deems appropriate, placing restrictive legends on certificates evidencing such Shares and delivering stop transfer instructions to the Company's transfer agent.

         10. Reorganizations. To the extent permitted under Section 409A of the Internal Revenue Code of 1986, as amended, if the Company shall be a party to any merger or consolidation in which it is not the surviving entity or pursuant to which the shareholders of the Company exchange their common stock, or if the Company shall dissolve or liquidate or sell all or substantially all of its assets, the SARs granted hereunder shall terminate on the effective date of such merger, consolidation, dissolution, liquidation or sale; provided, however, that prior to such effective date, the Committee may, in its discretion, cause the SARs to become immediately exercisable, and may, to the extent the SARs are terminated as provided in this paragraph 10, authorize a payment to the Grantee that approximates the economic benefit that the Grantee would realize if the SARs were exercised immediately before such effective date, or authorize a payment in such other amount as it deems appropriate to compensate the Grantee for the termination of the unexercised portion of the SARs, or arrange for the granting of substitute SARs to the Grantee.

         This Agreement shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

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         11. Tax Matters.  The Grantee  acknowledges  that, upon exercise of the
SARs, the Grantee will recognize taxable income generally in an amount equal to the excess of the fair market value of the acquired Shares (plus cash for any fractional shares), and the Company may have certain withholding obligations for income and other taxes. It shall be a condition to the Grantee's receipt of a stock certificate covering the Shares acquired upon exercise of the SARs that the Grantee pay to the Company such amounts as it is required to withhold or, with the consent of the Company, that the Grantee otherwise provide for the discharge of the Company's withholding obligation. If any such payment is not made by the Grantee, the Company may deduct the amounts required to be withheld from payments of any kind to which the Grantee would otherwise be entitled from the Company.

         12. Construction. This Agreement shall be construed so as to be consistent with the Plan and the provisions of the Plan shall be deemed to be controlling in the event that any provision hereof should be inconsistent therewith. The Grantee hereby acknowledges receipt of a copy of the Plan from the Company and agrees to be bound by all of the terms and provisions of the Plan.

         Whenever the word "Grantee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to (i) the estate, personal representative, or beneficiary to whom the SARs may be transferred by will or by the laws of descent and distribution or (ii) the guardian or legal representative of the Grantee acting pursuant to a valid power of attorney or the decree of a court of competent jurisdiction, then the term "Grantee" shall be construed to include such estate, personal representative, beneficiary, guardian or legal representative.

         13. Severability. The provisions of this Agreement shall be severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereto.

         14. Successor and Assigns. The terms of this Agreement shall be binding upon and shall enure to the benefit of any successors or assigns of the Company and of the Grantee.

         15. Notices. Notices under this Agreement shall be in writing and shall be deemed to have been duly given (i) when personally delivered, (ii) when forwarded by Federal Express, Airborne, or another private carrier which maintains records showing delivery information, (iii) when sent via facsimile but only if a written facsimile acknowledgment of receipt is received by the sending party, or (iv) when placed in the United States Mail and forwarded by registered or certified mail, return receipt requested, postage prepaid, addressed to the party to whom such notice is being given or such other address as furnished to the Company from time to time for this purpose.

         16. Entire Agreement; Modification. This Agreement and the Plan constitute the entire agreement and understanding of the parties hereto with respect to the SARs granted herein and supersedes any and all prior and contemporaneous negotiations, understandings and agreements with regard to the SARs and the matters set forth herein, whether oral or written. No representation, inducement, agreement, promise or understanding altering, modifying, taking from or adding to the terms and conditions hereof shall have any force or effect unless the same is in writing and validly executed by the parties hereto.

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         17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

         IN WITNESS WHEREOF, the Grantee has executed this Agreement and the Company has caused this Agreement to be executed by its duly authorized officer, effective as of the day and year first above written.


INVESTORS TITLE COMPANY


By:      ____________________________       ________________________________
                                                     [Grantee]
Title:   ____________________________



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